SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2019

(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
Vermont	001-15985	03-0283552

(Address of principal executive offices)		(Zip Code)
20 Lower Main St., P.O. Box 667		05661-0667
Morrisville, VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

c    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

c    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

c    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

c    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition
As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibits 99.1 and 99.2 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.
On May 9, 2019, Union Bankshares, Inc. distributed its First Quarter 2019 unaudited Report to Shareholders, a copy of which is furnished with this Form 8-K as Exhibit 99.1, presenting information concerning our results of operations and financial condition for the three months ended March 31, 2019 and the declaration of a regular quarterly dividend.
Also on May 9, 2019, Union Bankshares, Inc. distributed its 2018 Year in Review, a copy of which is furnished with this Form 8-K as Exhibit 99.2.

Item 9.01: Financial Statements and Exhibits
d) Exhibits:

99.1	Union Bankshares, Inc. First Quarter 2019 Report to Shareholders distributed May 9, 2019 referred to in Item 2.02 of the Report as furnished, not filed; herewith.
99.2	Union Bankshares, Inc. 2018 Year in Review distributed May 9, 2019 referred to in Item 2.02 of the Report as furnished, not filed; herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

May 9, 2019	/s/ Karyn J. Hale
Karyn J. Hale
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Union Bankshares, Inc. First Quarter 2019 Report to Shareholders distributed May 9, 2019.
Exhibit 99.2	Union Bankshares, Inc. 2018 Year in Review distributed May 9, 2019.